UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 28, 2009

DineEquity, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 North Brand, Glendale, California	91203
(Address of Principal Executive Offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 28, 2009, Registrant issued a press release announcing its first quarter 2009 financial results.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 7.01.                                    REGULATION FD DISCLOSURE.

On its First Quarter 2009 Earnings Conference Call held April 28, 2009, a question was asked as to whether the Company’s current leverage ratio allowed the opportunity to repay preferred stock. The Company responded that the current consolidated leverage ratio (6.2x as of March 31, 2009 as disclosed in the press release filed as Exhibit 99.1 to this report) did not allow the opportunity to repay preferred stock and further, that the consolidated leverage ratio needed to be below 6.0x before the Company could repay preferred stock. The Company wishes to correct that statement by reporting that, while the Applebee’s subordinated notes are outstanding, the Company may not repay preferred stock or repurchase common stock if the consolidated leverage ratio is above 6.75x; provided, however, that the Company may repurchase its preferred stock if the purchase price is paid solely from the proceeds of the issuance of common stock or other non-redeemable equity securities and no default or event of default under the Applebee's securitization is continuing at the time of the repurchase.

The information set forth in response to this item shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM 9.01.                                    FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                                                 Exhibits.

Exhibit No.	Description
99.1	Press release of Registrant dated April 28, 2009, re First Quarter 2009 Financial Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2009	DineEquity, Inc.

	By:	/s/ John F. Tierney
John F. Tierney
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release of Registrant dated April 28, 2009, re First Quarter 2009 Financial Results